Owl Rock Technology Finance Corp. March 2022 4Q’21 Update Exhibit 99.1

ORTF – Portfolio Summary As of 12/31/21. Past performance is not a guarantee of future results. ORTF is currently closed to new equity investors. Weightings are based on fair value of investments unless otherwise noted. Borrower financials are derived from the most recently available portfolio company financial statements, have not been independently verified by Owl Rock, and may reflect a normalized or adjusted amount. Accordingly, Owl Rock makes no representation or warranty in respect of this information. 1. Traditional financings are typically senior secured loans primarily in the form of first lien loans (including "unitranche" loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) and second lien loans. 2. Growth capital investments are typically unsecured obligations of the borrower, and might be structured as unsecured indebtedness, convertible bonds, convertible equity, preferred equity, and common equity. 3. Includes unitranche investments. 4. “Net LTV” represents the net ratio of “loan to value” for each portfolio company, weighted based on the fair value of ORTF’s loan investment. The “attachment point” is the principal amount of debt that is senior to ORTF’s loan investment, and that amount plus the principal amount of the loan in which ORTF invested and other equally ranked debt is the “last dollar” amount. “Value” represents an estimate of enterprise value of each portfolio company, a calculation that will vary by portfolio company. 5. Growth capital LTV is presented on a gross (not net) basis, as these investments have effective net debt of zero given current cash balances. Portfolio Highlights Breakdown by Asset Type Traditional Financings1 Growth Capital Investments2 Commenced Operations: August, 2018 Equity Raised: $3.1 billion Portfolio Size: $6.1 billion Diversification: 92 portfolio companies across 24 industries with a target of 1-2% position sizes Internal Portfolio Ratings: 99% of the portfolio is 1- or 2-rated on our internal ratings scale, which means these investments are performing at or above our expectations (1 investment 3-rated) Weighted Average Yield of Debt and Income Producing Securities (FV): 8.0% 71% Debt Portfolio $123M EBITDA $549M Revenue 29% Net loan-to-Value4 26% Debt Portfolio $5.6B Enterprise Value $246M Revenue 7% Loan-to Value5 3 75% Senior Secured Investments

ORTF – Review of 4Q 2021 As of 12/31/21 unless otherwise noted. Past performance is not a guarantee of future results. ORTF is currently closed to new equity investors. 1. Annualized Dividend Yield is calculated using average capital called since inception. 2. The amount available does not reflect limitations related to each credit facility’s borrowing base. 3. Net of cash. Earnings Summary Net asset value per share of $17.65, down from $17.91 as of 9/30/21 Net investment income per share of $0.31, up from $0.12 as of 9/30/21 Net income per share of ($0.17), down from $1.69 as of 9/30/21 4Q’21 dividend per share of $0.16 4Q’21 dividend yield of 4.3%1 Portfolio Update Total portfolio at FV of $6.1 billion across 92 portfolio companies, up from $5.4 billion across 80 portfolio companies at 9/30/21 Continued strong portfolio company performance No material change to the mix of the overall portfolio risk ratings from 9/30/21 to 12/31/21, with no companies rated a ‘4’ or ‘5’ as of 12/31/21 No investments on non-accrual ORTF has not experienced any loss of original principal since inception Continued strong origination activity New investment commitments of $1.1 billion and net fundings of $853 million Liquidity Update Approximately $1.02 billion net liquidity position in cash and undrawn debt Debt to equity was up quarter over quarter at 0.73x3 57% of funded debt capital is in unsecured debt, providing significant unencumbered assets which allows for meaningful over-collateralization of secured facilities

Overview of BDC Funding Profiles As of 12/31/21 unless otherwise noted. Past performance is not a guarantee of future results. ORCC II and ORTF are currently closed to new equity investors. 1. Net of unamortized debt issuance costs. 2. Net of cash. 3. Callable on or after 3/15/24. 4. Callable on or after 10/25/24.5. Pro forma for $500 million of 4.70% Notes due 2027 priced on 2/1/22. Owl Rock Capital Corp. Owl Rock Capital Corp. II Owl Rock Core Income Corp. Owl Rock Capital Corp. III Owl Rock Technology Finance Corp. Bond Identifier ORCC OWLRII ORCINC ORCIII ORTFIN Investments at FV $12.7bn $2.4bn $3.1bn $2.9bn $6.1bn Total Equity $5.9bn $1.4bn $1.6bn $1.7bn $3.5bn Total Debt1 $7.1bn $1.1bn $2.0bn5 $1.2bn $2.6bn Net Debt-to-Equity2 1.1x 0.8x 1.0x5 0.7x 0.7x Total Bonds Outstanding $4.2bn $450mm $850mm5 $325mm $1.5bn Unsecured Debt as % of Funded Debt 58% 40% 41%5 26% 57% Unsecured Debt Maturities – Next 3 Yr. Apr. ’24-$400mm3 Nov. ‘24-$450mm4 - - -

Strong Credit Performance As of 12/31/21. Source: BDC Collateral, Company filings. ORCC II and ORTF are currently closed to new equity investors. 1. Excludes revolvers, delayed draw term loans, and letters of credit when disclosed in schedules of investments, and positions marked at 0 or NA. 2. Based on fair value. Includes investments rated 3-5 according to Owl Rock internal rating system. 3. Net of cash. 4. Pro forma for $500 million of 4.70% Notes due 2027 priced on 2/1/22. 4

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